UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROTHENA CORPORATION PUBLIC

LIMITED COMPANY

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2017.
PROTHENA CORPORATION PLC
(the “Company”)
PROTHENA CORPORATION PLC ADELPHI PLAZA
UPPER GEORGE’S STREET DÚN LAOGHAIRE CO. DUBLIN, A96 T927, IRELAND
E18116-P84961
Meeting Information
Meeting Type: Annual General Meeting For holders as of: March 13, 2017 Date: May 17, 2017 Time: 8:00 A.M. Local Time Location: The Shelbourne Hotel 27 St. Stephen’s Green Dublin 2, Ireland For directions to the meeting, please contact:
Company Secretary Prothena Corporation plc Adelphi Plaza, Upper George’s Street Dún Laoghaire, Co. Dublin, A96 T927
Ireland You are receiving this communication because you hold shares in the Company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:
THE COMBINED NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K.
How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2017 to facilitate timely delivery.
How To Vote Please Choose One of the Following Voting Methods
SCAN TO VIEW MATERIALS & VOTE
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Irish Statutory Financial Statements Availability of Irish Statutory Financial Statements
The Irish statutory financial statements for the year ended December 31, 2016 are available on the Company’s website at http://ir.prothena.com. E18117-P84961

Voting Items
The Board of Directors recommends you vote FOR each of the following director nominees:
1. Election of three directors to hold office until no later than the Annual General Meeting of shareholders in 2020.
Nominees 1a. Lars G. Ekman 1b. Gene G. Kinney 1c. Dennis J. Selkoe
The Board of Directors recommends you vote FOR the following proposals:
2. To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2017 and to authorize, in a binding vote, the Company’s Board of Directors, acting through its Audit Committee, to approve the remuneration of that auditor.
3. To approve, in a non-binding advisory vote, the compensation of the Company’s executive officers named in the Proxy Statement.
4. To approve a further amendment and restatement of the Company’s Amended and Restated 2012 Long Term Incentive Plan, including to increase the number of ordinary shares authorized for issuance under that Plan by 1,350,000 ordinary shares, to a total of 8,750,000 ordinary shares.
5. To renew the Board of Directors’ existing authority under Irish law to allot and issue ordinary shares.
6. To renew the Board of Directors’ existing authority under Irish law to allot and issue ordinary shares for cash without first offering those shares to existing shareholders pursuant to the statutory pre-emption right that would otherwise apply.
7. To approve any motion to adjourn the Annual Meeting, or any adjournment thereof, to another time and place in order to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal No. 6.
NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual General Meeting or any adjournment or postponement thereof. E18118-P84961

E18119-P84961